EXHIBIT 32.1

                                  CERTIFICATION
  PURSUANT TO RULE 13A-14(B) AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                       (18 U.S.C. SECTION 1350(A) AND (B))


I, Timothy Rosen, Chairman of the Board and Chief Executive Officer of VerticalBuyer, Inc. (the "Company") certify that:

(1) the annual report on Form 10-KSB of the Company for the period ended December 31, 2003 (the "Annual Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


July  23,  2004

                                                     /s/ Timothy Rosen
                                                     Timothy Rosen
                                                     Chairman of the Board
                                                     and Chief Executive Officer



I, Leslie Kent, Chief Financial Officer of VerticalBuyer, Inc. (the "Company") certify that:

(1) the annual report on Form 10-KSB of the Company for the period ended December 31, 2003 (the "Annual Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  July  23,  2004

                                                     /s/ Leslie  Kent
                                                     Leslie  Kent
                                                     Chief  Financial  Officer